PATENTS, TRADEMARKS

AND COPYRIGHTS SECURITY AGREEMENT

HUDSON TECHNOLOGIES, INC.

THIS PATENTS, TRADEMARKS AND COPYRIGHTS SECURITY AGREEMENT is made on the 22nd day of June, 2012 between HUDSON TECHNOLOGIES, INC., a corporation organized under the laws of the State of New York (the “Assignor”), the financial institutions which are now or which hereafter become a party hereto (collectively, the “Lenders” and individually a “Lender”) and PNC BANK, NATIONAL ASSOCIATION (“PNC”), as agent for Lenders (PNC, in such capacity, the “Agent”). Capitalized terms not defined herein shall have the meanings ascribed to them in the Loan Agreement (as defined below).

WITNESSETH:

WHEREAS, Assignor (also referred to herein as the “Guarantor”) has executed on even date hereof a Guaranty and Suretyship Agreement in connection with a certain Revolving Credit, Term Loan and Security Agreement dated the date hereof (as same may be amended, restated, replaced, modified and/or supplemented from time to time, the “Loan Agreement”) and other loan documents executed in connection therewith (all of which are collectively referred to as the “Other Documents”) to Agent for its benefit and for the ratable benefit of each Lender, to secure loans by Lenders to Hudson Technologies Company in the aggregate amount of up to $27,000,000 (as such amount may be increased from time to time); and

WHEREAS, the Assignor owns the United States copyrights which have been registered with the United States Copyright Office and has made applications for a United States copyright registration with the United States Copyright office with respect to applications listed on Schedule A hereto (“Copyrights”), owns the United States patents and the applications for a United States patents listed on Schedule B (“Patents”), owns the United States trademark applications and trademarks listed in Schedule C hereto, along with the good-will of the Assignor to which such trademark applications and trademarks relate (“Trademarks”) and owns the United States trademark applications filed in the United States Patent and Trademark Office based on its intent to use the corresponding mark and listed on Schedule D, along with any good-will of the Assignor relating to such trademarks (“ITU Marks”); and

WHEREAS, pursuant to the Loan Agreement, the Assignor is required to and has conveyed and granted to Agent for its benefit and for the ratable benefit of each Lender, a security interest in, among other things, all right, title and interest of the Assignor in, to and under all of the Assignor’s Copyrights, Patents and Trademarks, whether presently existing or hereafter arising or acquired, and all products, substitutions, replacements and proceeds thereof to secure all obligations of the Assignor to Agent for its benefit and for the ratable benefit of each Lender, including contingent obligations; and

NOW, THEREFORE, for good and valuable consideration, the receipt of which is hereby acknowledged, the Assignor does hereby absolutely grant and convey to Agent for its benefit and for the ratable benefit of each Lender, a security interest in, all of the Assignor’s right, title and interest in, to and under the following, whether presently existing or hereafter arising or acquired:

(a)          Each of the Copyrights which are presently, or in the future may be, owned by the Assignor, in whole or in part, as well as any application for a United States copyright registration now or hereafter made with the United States Copyright Office by the Assignor, as the same may be updated hereafter from time to time;

(b) Each of the Patents, which are presently, or in the future may be owned by the Assignor, in whole or in part, as well as all applications for United States patents now or hereafter owned by the Assignor, as the same may be updated hereafter from time to time; and

(c) Each of the Trademarks, which are presently, or in the future may be owned by the Assignor, in whole or in part, together with the good-will associated with each Trademark, as well as all applications for Trademarks now or hereafter owned by the Assignor, as the same may be updated hereafter from time to time.

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Said security interest includes, without limitation, all proceeds thereof, the right to sue for past, present, and future infringements thereof, all rights corresponding thereto throughout the world, and all reissues, divisions, continuations, renewals, extensions and continuations-in-part thereof.

1)	Assignor covenants and warrants that, to the extent that any Patents, Trademarks and/or Copyrights exist:

(a)   it is, to the best of its knowledge, the true and lawful exclusive owner of all the Copyrights listed on Schedule A and that said Copyrights constitute all the United States Copyrights registered in the United States Copyright Office and applications for United States Copyrights that the Assignor now owns;

(b)   it is, to the best of its knowledge, the true and lawful exclusive owner and/or intended assignee of all the Patents listed on Schedule B and that said Patents constitute all the United States Patents registered in the United States Patent and Trademark Office and applications for United States Patents that the Assignor now owns;

(c)   it is, to the best of its knowledge, the true and lawful exclusive owner of all the Trademarks listed on Schedule C and that said Trademarks constitute all the United States Trademarks registered in the United States Patent and Trademark Office and applications for Trademarks that the Assignor now owns;

(d)  The Assignor agrees, at Agent’s request, on a semi-annual basis to execute such additional agreements with respect to any new Patent, Trademark and/or Copyright in which the Assignor hereinafter obtains rights or any ITU Mark which becomes registered with the United States Patent and Trademark Office. The Assignor further warrants that it is not aware of any third party claim that any of the aspects of the Assignor’s present or contemplated business operations infringe or will infringe on any Patent, Trademark or Copyright. The Assignor grants to Agent an absolute power of attorney to sign any document which will be required by the United States Copyright Office or the United States Patent and Trademark Office in order to record the security interest in the Patents, Trademarks and Copyrights;

(e)  the Patents, Trademarks and Copyrights are subsisting and have not been adjudged invalid or unenforceable;

(f)   Each of the Patents, Trademarks and Copyrights is in use and, to the best of the Assignor’s knowledge, does not infringe the rights of any other person or entity;

(g)   Assignor is, to the best of its knowledge, the sole and exclusive owner of the entire and unencumbered right, title and interest in and to each of the Patents, Trademarks and Copyrights, free and clear of any liens other than Permitted Encumbrances, charges and encumbrances, including without limitation pledges, assignments, licenses, registered user agreements, and covenants by Assignor not to sue third persons, other than the assignment to Lenders pursuant to this Agreement;

(h)  Assignor has the unqualified right to enter into this Agreement and perform its terms;

(i)   Assignor believes it has used, and will use its good faith efforts to continue to use for the duration of this Agreement, proper statutory notice in connection with its use of the Patents, Trademarks and Copyrights;

(j)    Assignor has used, and will use good faith effort to continue to use for the duration of this Agreement, consistent standards of quality in its manufacture or use of products sold under the Trademarks;

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(k)  At its own expense, the Assignor shall make timely payment of all post-issuance fees required pursuant to 35 U.S.C. Sec. 41 to maintain in force rights under each Patent, to the extent that Assignor deems advisable;

(l)   Except in the ordinary course of business, the Assignor hereby agrees not to divest itself of any right under any Copyright, Trademark and/or Patent, which divestiture would have a material adverse effect on Assignor’s business, its properties, or its ability to perform its obligations under the Loan Agreement; and

(m)  The Assignor agrees to promptly, upon learning thereof, furnish Agent in writing all pertinent information available to the Assignor with respect to any infringement or other violation of the Assignor’s rights in any Copyright, Trademark and/or Patent, which infringement or violation could have a material adverse effect on the Assignor, its properties or its ability to perform its obligations under the Loan Agreement and Other Documents (as defined in the Loan Agreement). To the extent that the Assignor deems advisable, the Assignor further agrees to prosecute any Persons infringing upon any Copyright, Trademark and/or Patent to the extent such infringement could have a material adverse affect on the Assignor, its properties or its ability to perform its obligations under the Loan Agreement or Other Documents.

2)	Subject to the provisions of the Loan Agreement, Assignor hereby grants to Agent and its employees and agents the right to visit Assignor’s facilities (during normal business hours and upon reasonable notice) which maintain or store products sold under any of the Patents, Trademarks, or Copyrights, and to inspect the products and quality control records relating thereto. Assignor shall do any and all acts reasonably required by Lenders to ensure Assignor’s compliance herewith.

3)	Assignor agrees that, until all of the Obligations shall have been satisfied in full, it will not enter into any agreement which is inconsistent with Assignor’s obligations under this Agreement, without Lenders’ prior written consent.

4)	If, before the Obligations have been satisfied in full,:

(a) Assignor shall obtain rights to any new Trademark, any new Copyright, or any new patentable inventions, or become entitled to the benefit of any patent application or patent for reissue, division, continuation, renewal, extension, or continuation-in-part of any Patent or any improvement on any Patent, the provisions hereof shall automatically apply thereto and Assignor shall give to Lenders prompt notice thereof in writing; and

(b) any ITU Mark becomes registered with the United States Patent and Trademark Office, the terms of this Agreement shall automatically apply without any further action on the part of the Assignor or Lenders (including, without limitation, the grant of a security interest by Assignor to Lenders in any such ITU Mark which becomes registered with the United States Patent and Trademark Office) and Assignor shall give to Lenders prompt notice in writing of such ITU Mark becoming registered.

5)	Assignor authorizes Agent to modify this Agreement by amending Schedules A, B, C and D to include any future Patents, Trademarks, Copyrights or ITU Marks covered hereby.

6)	Upon and during the occurrence of any Event of Default:

a)	Agent shall have, in addition to all other rights and remedies given to it by this Agreement, the Loan Agreement, and the Other Documents, those rights and remedies allowed by law and the rights and remedies of a secured party under the Uniform Commercial Code as enacted in any jurisdiction in which the Patents, Trademarks, or Copyrights may be located; and

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b)	Agent may, in addition to any other remedies which may be available to Lenders, without being deemed to have made an election of remedies, and without the assignment hereunder being deemed to be anything less than an absolute assignment, immediately, without demand of performance and without other notice (except as may be set forth below) or demand whatsoever to Assignor, all of which are hereby expressly waived, and without advertisement, sell at public or private sale (or, to the extent required by law, otherwise realize upon in a commercially reasonable manner), all or from time to time, any of the Patents, Trademarks, or Copyrights, or any interest which the Assignor may have therein, and after deducting from the proceeds of sale or other disposition of the Patents, Trademarks, or Copyrights all reasonable expenses (including all reasonable expenses for broker’s fees and legal services), may apply the residue of such proceeds to the payment of the Obligations. Any remainder of the proceeds after payment in full of the Obligations shall be paid over to the Assignor. Notice of any sale or other disposition of the Patents, Trademarks, or Copyrights shall be given to Assignor at least ten (10) business days before the time of any intended public or private sale or other disposition of the Patents, Trademarks, or Copyrights is to be made, which notice Assignor hereby agrees shall be reasonable notice of such sale or other disposition. At any such sale or other disposition, Agent may, to the extent permissible under applicable law, purchase the whole or any part of the Patents, Trademarks, or Copyrights sold, free from any right or equity of redemption on the part of Assignor, which right and equity of redemption are hereby waived and released.

7)	At such time as Assignor shall completely satisfy all of the Obligations, this Agreement shall terminate and Agent shall execute and deliver to Assignor at Assignor’s expense all releases and other instruments as may be necessary or proper to release the security interest in and to the Patents, Trademarks, or Copyrights, subject to any disposition thereof which may have been made by Agent pursuant hereto and in accordance with the terms hereof.

8)	Any and all fees, costs and expenses, of whatever kind or nature, including reasonable attorney fees and legal expenses incurred by Agent in connection with the preparation of this Agreement and all other documents relating hereto and the consummation of this transaction, the filing or recording of any documents (including all taxes in connection therewith) in public offices, the payment or discharge of any taxes, counsel fees, maintenance fees, encumbrances or otherwise protecting, maintaining or preserving the Patents, Trademarks, or Copyrights, in defending or prosecuting any actions or proceedings arising out of or related to the Patents, Trademarks, or Copyrights, or in the enforcement by Agent of any of its rights or remedies under this Agreement, the Loan Agreement or any Other Document shall be borne and paid by Assignor on demand by Agent and until so paid shall be added to the principal amount of the Obligations and shall bear interest at the rate of interest chargeable pursuant to the Loan Agreement upon an Event of Default.

9)	To the extent that Assignor deems it advisable, Assignor shall have the duty to prosecute diligently any actions for or of the Patents, Trademarks, or Copyrights pending as of the date of this Agreement or thereafter until the Obligations shall have been paid in full, to make federal application on registrable but unregistered Trademarks, to file and prosecute opposition and cancellation proceedings and to do any and all acts which are reasonably necessary or desirable to preserve and maintain all rights in the Patents, Trademarks, or Copyrights. Any expenses incurred in connection with the Patents, Trademarks, and Copyrights shall be borne by Assignor. The Assignor shall not abandon any Patents, Trademarks, or Copyrights other than in the ordinary course of business without the consent of Agent, which consent shall not be unreasonably withheld.

10)	Assignor shall have the right to bring any opposition proceedings, cancellation proceedings or lawsuit in its own name to enforce or protect the Patents, Trademarks, or Copyrights, in which event Agent may, if necessary, be joined as a nominal party to such suit if Agent shall have been satisfied that it is not incurring any risk of liability because of such joinder. Assignor shall promptly, upon demand, reimburse and indemnify Agent for all damages, costs and expenses, including attorney fees, incurred by Agent in the fulfillment of the provisions of this paragraph. The obligations of the Assignor under this paragraph shall survive the termination of this Agreement.

11)	In the event of the occurrence and continuance of a Default or an Event of Default, Assignor hereby authorizes and empowers Agent to make, constitute and appoint any officer or agent of Agent as Agent’s may select, in its sole discretion, as Assignor’s true and lawful attorney-in-fact, with the power to endorse Assignor’s name on all applications, documents, papers and instruments necessary for Agent to use the Patents, Trademarks, or Copyrights, or to grant or issue any exclusive or nonexclusive license under the Patents, Trademarks, or Copyrights to anyone else, or necessary for Agent to assign, pledge, convey or otherwise transfer title in or dispose of the Patents, Trademarks, or Copyrights to anyone else. Assignor hereby ratifies all that such attorney shall lawfully do or cause to be done by virtue hereof. This power of attorney shall be irrevocable for the life of this Agreement.

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12)	If Assignor fails to comply with any of its obligations hereunder, Agent may do so in Assignor’s name or in Lenders’ name, but at Assignor’s expense, and Assignor hereby agrees to reimburse Lenders in full for all reasonable expenses, including reasonable attorney’s fees, incurred by Lenders in protecting, defending and maintaining the Patents, Trademarks, or Copyrights.

13)	No course of dealing between Assignor and Agent, nor any failure to exercise, nor any delay in exercising, on the part of Lenders, any right, power or privilege hereunder or under the Loan Agreement, or under any Other Document shall operate as a waiver thereof; nor shall any single or partial exercise of any right, power or privilege hereunder or thereunder preclude any other or further exercise thereof or the exercise of any other right, power or privilege.

14)	All of Agent’s rights and remedies with respect to the Patents, Trademarks, or Copyrights, whether established hereby or by the Loan Agreement, or by any other agreement(s) or by law, shall be cumulative and may be exercised singly or concurrently.

15)	The provisions of this Agreement are severable, and if any clause or provision shall be held invalid and unenforceable in whole or in part in any jurisdiction, then such invalidity or unenforceability shall affect only such clause or provision, or part thereof, in such jurisdiction, and shall not in any manner affect such clause or provision in any other jurisdiction, or any other clause or provision of this Agreement in any jurisdiction.

16)	This Agreement is subject to modification only by a writing signed by the parties, except as provided elsewhere herein.

17)	The benefits and burdens of this Agreement shall inure to the benefit of and be binding upon the respective successors and permitted assigns of the parties.

18)	The validity and interpretation of this Agreement and the rights and obligations of the parties shall be governed by the laws of the State of New York.

19)	THE PARTIES HERETO AGREE TO THE JURISDICTION OF THE FEDERAL AND STATE COURTS LOCATED IN NEW YORK IN CONNECTION WITH ANY MATTER ARISING HEREUNDER, INCLUDING THE COLLECTION AND ENFORCEMENT HEREOF. THE ASSIGNOR AND LENDERS EACH HEREBY IRREVOCABLY WAIVE ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER DOCUMENT OR THE ACTIONS OF LENDERS. THIS WAIVER IS MADE KNOWINGLY AND IN CONSIDERATION OF THE ADVANCES MADE UNDER THE LOAN AGREEMENT.

20)	This Agreement, the Loan Agreement and the Other Documents embody the entire agreement and understanding between the Assignor and Lenders and supersedes all prior agreements and understandings relating to the subject matter hereof and thereof.

[SIGNATURE PAGES TO FOLLOW]

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WITNESS the execution hereof under seal as of the day and year first above written.

ATTEST:		HUDSON TECHNOLOGIES, INC.

/s/ Stephen P. Mandracchia		BY:	/s/ Brian F. Coleman
Name:	Stephen P. Mandracchia	Name:	Brian F. Coleman
Title:	Secretary	Title:	President

[SIGNATURE PAGE TO FOLLOW]

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PNC BANK, NATIONAL ASSOCIATION

By:	/s/ Ivan Trajkovic
Name:	IVAN TRAJKOVIC
Title:	Vice President

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STATE OF New Jersey	:
SS:
COUNTY OF Middlesex	:

I CERTIFY that on June 22, 2012, BRIAN F. COLEMAN personally came before me and stated under oath to my satisfaction that:

(a) this person is the President of Hudson Technologies, Inc., the corporation named in this Instrument;

(b) this Instrument was signed and delivered by the corporations as its voluntary act duly authorized by a proper resolution of its Board of Directors; and

(c) this person signed this acknowledgement to attest to the truth of these facts.

Signed and sworn to before me on

June 22, 2012

/s/ Joan E. Fabrizzi

Joan E. Fabrizzi

Notary Public, State of New Jersey

My Commission Expires Feb. 24, 2015

STATE OF NEW JERSEY	:
SS:
COUNTY OF MIDDLESEX	:

I CERTIFY that on June 22, 2012, IVAN TRAJKOVIC, personally came before me and stated under oath to my satisfaction that:

(a) this person is the Vice President of PNC Bank, a National Association, the corporation named in this Instrument;

(b) this Instrument was signed and delivered by the corporation as its voluntary act duly authorized by a proper resolution of its Board of Directors;

(c) this person knows the proper seal of the corporation which was affixed to this Instrument;

(d) this person signed this acknowledgement to attest to the truth of these facts.

Signed and sworn to before me on

June 22, 2012

/s/ Joan E. Fabrizzi

Joan E. Fabrizzi

Notary Public, State of New Jersey

My Commission Expires Feb. 24, 2015

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SCHEDULE A

(Copyrights)

NONE

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SCHEDULE B

Hudson Technologies, Inc.

Patent Schedule

OFGS No	Patent No	Appln No	Issue Date	Title

5721-	5,802,959	08/766,957	08-Sept-98	APPARATUS FOR RECOVERING
				AND ANALYZING VOLATILE
				REFRIGERANT

5721-0080	6,141,977	09/146,590	07-Nov-00	APPARATUS FOR RECOVERING
				AND ANALYZING VOLATILE
				REFRIGERANT

5721-0061	6,164,080	09/373,301	26-Dec-00	APPARATUS AND METHODS FOR
				FLUSHING A REFRIGERANT SYSTEM

5721-0059	6,357,240	09/373,300	19-Mar-02	APPARATUS AND METHODS FOR
				FLUSHING A CHILLER SYSTEM

5721-0060	6,290,778	09/373,299	18-Sep-01	METHOD AND APPARATUS FOR
				SONIC CLEANING OF HEATING
				EXCHANGERS

5721-0048	7,599,759	10/730,791	06-Oct-09	METHOD AND APPARATUS FOR
				OPTIMIZING REFRIGERANT SYSTEMS

5721-0014	8,064,107	12/565,147	25-Oct-11	METHOD AND APPARATUS FOR
				OPTIMIZING REFIGERATION SYSTEMS

5721-0078		13/280,302		METHOD AND APPARATUS FOR
				OPTIMIZING REFIGERATION SYSTEMS

5721-0073	5,502,974		02-Apr-96	HYDRAULIC SYSTEM FOR
				RECOVERING REFRIGERANT

5721-0072	5,377,499		03-Jan-95	METHOD AND APPARATUS FOR
				REFRIGERANT RECLAMATION

5721-0015		12/251,385		SYSTEM AND METHOD FOR
				RECYCLING NON-REUSABLE
				REFRIGERANT CONTAINERS

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SCHEDULE C

Hudson Technologies, Inc.

Trademark Schedule

OF No	Reg No	Appln No	File Date	Mark

5721-0013		85/041,598	18-May-10	CLEAN EXCHANGE

5721-0063	2,559,214	75/532,327	06-Aug-98	REFRIGERANTSIDE

5721-0064	2,601,434	75/532,328	06-Aug-98	R-SIDE

5721-0065	3,788,857	77/638,497	22-Dec-08	FLUID CHEMISTRY

5721-0066	3,184,719	78/591,413	21-Mar-05	CHILLSMART

5721-0069	3,190,044	78/591,426	21-Mar-05	CHILLER CHEMISTRY

5721-0074	1,969,986	74/677,360	19-May-95	HUDSON TECHNOLOGIES, INC.

5721-0075	1,985,422	74/682,909	01-Jun-95	ZUGIBEAST

5721-0076	2,227,148	75/253,240	07-Mar-97	GLACIER

5721-0077		85/428,775	21-Sept-11	AMERI-PURE

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SCHEDULE D

(ITU Marks)

NONE

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